REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement is made as of this 9th day of April, 1998, by and among 24/7 Media, Inc., a Delaware corporation (the "Company"), The Travelers Insurance Company, a Connecticut corporation ("Travelers"), Prospect Street NYC Discovery Fund, L.P., a Delaware limited partnership ("Prospect I"), Prospect Street NYC Co-Investment Fund, L.P., a Delaware limited partnership ("Prospect II") Big Flower Digital Services, Inc., a Delaware corporation ("Big Flower") (Travelers, Prospect I, Prospect II, and Big Flower collectively, together with their respective affiliates, assigns or permitted transferees, the "Old Investors"), David Banks ("Banks"), Trinity Ventures V, L.P. ("Trinity I"), Trinity V Side-By-Side Fund, L.P. ("Trinity II"), Zero Stage Capital V Limited Partnership ("Zero"), F&W Investments 1996 ("FW") (Banks, Trinity I, Trinity II, Zero, and FW collectively, together with their respective affiliates, assigns or permitted transferees, the "New Investors", and, together with the Old Investors, the "Investors").

                                    RECITALS:

     WHEREAS, pursuant to a Securities Purchase Agreement dated February 25, 1998, the Old Investors acquired from Interactive Imaginations, Inc. (the "Former Parent"), a New York corporation, shares of its Series B Convertible Voting Preferred Shares, par value $.01 per share ("Series B Shares") and Class A and Class B Warrants to purchase Common Shares, par value $.01 per share ("Common Shares") of the Former Parent (the "Purchase Agreement"); and

     WHEREAS, in connection with the Purchase Agreement, the Former Parent and the Old Investors entered into a Registration Rights Agreement dated February 25, 1998 (the "Old Agreement"); and

     WHEREAS, Former Parent has been merged with and into the Company, and the Company has adopted the Old Agreement, the Common Shares have been exchanged for Common Stock, par value $.01 per share ("Common Stock"), of the Company, and the Series B Shares have been exchanged for Series A Convertible Preferred Stock, par value $.01 per share ("Series A Stock"), of the Company, and the Class A, Class B and Class C Warrants of the Former Parent have become Class A, Class B and Class C Warrants (collectively, "Warrants") to purchase Common Stock; and

     WHEREAS, concurrently with this Agreement, the New Investors are entering into a Merger Agreement with the Company whereby they are acquiring from the Company shares of its Common Stock, Series A Stock and Class A, Class B and Class C Warrants to purchase Common Stock, pursuant to the Securities Purchase Agreement of even date herewith (the "Merger Agreement"); and

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:


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     1. Definitions. For purposes of this Agreement:

     (a) "Common Stock" means the common stock, par value $.01 per share, of the Company.

     (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (c) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     (d) "Holder" means any Person owning or having the right to acquire Registrable Securities, or any assignee thereof in accordance with Section 14.

     (e) "Initiating Holders" means the Holder(s) initiating a registration request under Section 2.

     (f) "Investor" means any of the Old Investors or the New Investors.

     (g) "majority in interest of the Initiating Holders" means as of any date Initiating Holders holding a majority of the Registrable Securities held as of such date by all Initiating Holders.

     (h) "Person" means any individual, partnership, limited liability company, joint venture, corporation, association, trust or any other entity or organization.

     (i) "Priority Registrable Securities" means (x) any shares of Common Stock issuable conversion of the Series A Stock or exercise of the Warrants and (y) any shares of Common Stock purchased by an Investor pursuant to the Stockholders' Agreement.

     (j) "Qualifying Request" means a request from any Investor pursuant to which such Investor requests registration of Registrable Securities.

     (k) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     (l) "Registrable Securities" means any Shares of Common Stock held by, issuable to, or subsequently acquired by, any Investor and any Shares of Common Stock issued or issuable with respect to any such Shares of Common Stock by way of stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization, or otherwise; provided, however, that any Registrable Securities sold by a Holder in a transaction in which such Holder's rights under this Agreement are not assigned pursuant to Section 14 below shall cease to be Registrable Securities from and after the time of such sale.

     (m) "SEC" means the Securities and Exchange Commission.


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     (n) "Securities Act" means the Securities Act of 1933, as amended.

     (o) "Series A Stock" means the Series A Convertible Voting Preferred Stock, par value $.01 per share, of the Company.

     (p) "Stockholders' Agreement" means that certain Amended and Restated Stockholders' Agreement of even date herewith by and among the Company, the Investors and certain stockholders identified on the signature pages thereto.

     (q) "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement under this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith, (ii) the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal, state or common law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

     2. Request for Registration.

     (a) If, after the earlier of (i) the third anniversary of the date of this Agreement or (ii) ninety (90) days after the initial public offering of the Company's securities, the Company shall receive a written Qualifying Request that the Company file a registration statement under the Securities Act, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of
Section 2(b) below, use its best efforts to effect as soon as practicable (but in any event within 60 days of receipt of the Qualifying Request), the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of receipt by such Holder of such notice in accordance with Section 22 below; provided that the Company shall not be obligated to file a registration statement relating to a registration request under this Section 2 within a period of six months after the effective date of any other registration statement filed by the Company pursuant to this Section 2.

     (b) If Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in
Section 2(a). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. A majority in interest of the Initiating Holders shall select the managing underwriter or underwriters in such underwriting, such underwriter(s) to be reasonably satisfactory to the Company. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such


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underwriting by a majority in interest of the Initiating Holders, which underwriting agreement shall provide that each Holder may participate in any overallotment option on a pro rata basis, provided, however, that (i) no Investor shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and such Holder's intended method of distribution, (ii) the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder, and
(iii) any Holder may withdraw its Registrable Securities from a Registration Statement prior to entering into the underwriting agreement. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise the Company and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among the Holders of Registrable Securities that have elected to participate in such underwritten offering, including the Initiating Holders, in proportion (as nearly as practicable) to the total amount of Registrable Securities owned by each such Holder; provided, however, that any Registrable Securities acquired by Travelers that are not Priority Registrable Securities shall be excluded from a registration statement prior to the exclusion of any Priority Registrable Securities and no Registrable Securities which are not Priority Registrable Securities shall be registered and sold by Travelers (or any successor or transferee thereof) unless prior thereto all Priority Registrable Securities which are Shares of Common Stock are registered and sold by Travelers (and its successors and transferees). Without the consent of a majority in interest of the Initiating Holders, no securities other than Registrable Securities shall be covered by such registration if the inclusion of such other securities would result in a reduction of the number of Registrable Securities covered by such registration or included in any underwriting.

     (c) The Company shall be obligated to effect, pursuant to this Section 2, not more than: two (2) registrations for Big Flower; two (2) registrations for Prospect I and/or Prospect II; two (2) registrations for the New Investors collectively, and three (3) registrations for Travelers (an offering which is not consummated shall not be counted for this purpose); provided, however, that any Investor may assign its right to any one or more demand registrations to another Investor; and provided, further, that the Company shall be obligated to effect as many registrations, including unrestricted shelf registrations pursuant to Rule 415 of the Securities Act, as may be requested by Holders pursuant to any request of a Holder in the event and so long as (x) a registration pursuant to Form S-3 or any similar "short-form" registration statement is available to the Company and (y) the Holders propose to sell Registrable Securities in a non-underwritten public offering at an aggregate price to the public of more than $3,000,000.

     In addition, if not all Registrable Securities requested in a demand by any Investor initiating such demand are included in the registration statement and subsequently sold pursuant thereto, such Investor shall not be deemed to have delivered such Qualifying Request and shall retain all of such Investor's rights as if such Qualifying Request had never been delivered or made by such Investor.

     (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company,


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it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed by reason of a material pending transaction and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that the Company may not defer filing pursuant to this Section 2(d) more than one time in any twelve-month period.

     3. Company Registration. If (but without any obligation to do so) at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company Stock Plan or to other compensatory arrangements to the extent includible on Form S-8, or a registration on Form S-4), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within thirty (30) days after receipt by such Holder of such notice by the Company in accordance with Section 22, the Company shall, subject to the provisions of Section 11, use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have no obligation under this
Section 3 to make any offering of its securities, or to complete an offering of its securities that it proposes to make, and shall incur no liability to any Holder for its failure to do so. No registration effected under this Section 3 shall relieve the Company of any of its obligators to effect registrations upon request under Section 2.

     4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities being registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days or until the Holders have completed the distribution referred to in such registration statement, whichever occurs first (but in any event for at least any period required under the Securities Act); provided that before filing such registration statement or any amendments thereto, the Company will furnish to the Holders copies of all such documents proposed to be filed.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish (at no cost) to the Holders such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the

Securities Act, in conformity with the requirements of the Securities Act, and such other documents incorporated by reference in the registration statement and such other documents as Holders or underwriters may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such states or jurisdictions as shall be reasonably requested by the Holders or underwriters and do any and all other acts and things which may be reasonably necessary to enable each participating Holder to consummate the disposition of the Registrable Securities owned by it in such jurisdiction; provided that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any state or jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause (d), or (ii) to file a general consent to service of process in any such state or jurisdiction.

          (e) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the Company's business or operations to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

          (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

          (g) Immediately notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and if it is necessary to amend or supplement such prospectus to comply with law, and at the request of any other Holder or managing underwriter, prepare and furnish, at no cost, to such Holder and the underwriters a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Shares of Common Stock, such prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading and so that such prospectus, as amended or supplemented, will comply with law.

          (h) Immediately notify each Holder of Registrable Securities covered by such registration statement and such Holder's underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective, (ii) when any post-effective amendment to the registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information.

          (i) Notify each Holder of Registrable Securities if at any time the SEC or any state securities commission or other regulatory authority should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the Registration Statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise each Holder of Registrable Securities promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction.

          (j) Furnish (at no cost), at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, to each Holder participating in the offering and to each underwriter, (i) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders participating in such offering and (ii) on the date that the registration statement with respect to such securities becomes effective, a "comfort" letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders participating in such offering, and, if such securities are being sold through underwriters, a reaffirmation of such letter on the date that such Registrable Securities are delivered to the underwriters for sale.

          (k) As soon as practicable after the effective date of the registration statement, and in any event within sixteen (16) months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earning statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the registration statement and otherwise complying with
Section 11(a) of the Securities Act.

          (l) Cause all Registrable Securities registered pursuant hereto on a Registration Statement for resale by a Holder to be listed on each securities exchange or included for trading in such automated quotation system on or in which the Shares of Common Stock of the Company are then listed or included.

          (m) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto on a Registration Statement for resale by a Holder, and a CUSIP number for the Shares of Common Stock, in each case not later than the effective date of such Registration Statement.

     5. Other Compliance With Law. Otherwise use its best efforts in its performance of its obligations hereunder to comply with all applicable rules and regulations of the SEC and of state securities commissions and any stock exchange or automated quotation system.

     6. Stock Certificates. Issue to any underwriter to which any Holder sells Shares of Common Stock, pursuant to an underwritten offering effected pursuant hereto, share certificates in appropriate denominations evidencing the shares of Shares of Common Stock so sold.

     7. Correspondence with the Commission. Deliver promptly to the managing underwriter and, upon request, to any Holder participating in the offering copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement; permit each Holder and underwriter, and counsel for each Holder and underwriter, to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto; and give each Holder and underwriter, and counsel for each Holder and underwriter, access to the Company's books, records and properties and such opportunities to discuss the business of the Company with its officers and independent public accountants as shall be necessary, in the opinion of each Holder and underwriter and their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     8. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. If any registration statement or comparable statement under the Securities Act refers to an Investor or any of its affiliates, by name or otherwise, as the holder of any securities of the Company then, unless counsel to the Company advises the Company that the Securities Act requires that such reference be included in any such statement, each such holder shall have the right to require the deletion of such reference to itself and its affiliates.

     9. Expenses of Demand Registration. All expenses, other than underwriting discounts and commissions relating to Registrable Securities, incurred in connection with up to nine registrations, filings or qualifications pursuant to
Section 2, including without limitation all registration, filing and qualification fees, printers' and accounting fees, transfer agent expenses, registrar expenses, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel (selected by a majority in interest of the Initiating Holders) for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay any of such expenses for the Holders in connection with any registration begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata), unless the Holders of a majority of Registrable Securities then outstanding agree to forfeit one (1) demand registration right pursuant to
Section 2; provided further, that if prior to the time of such withdrawal, the Holders have learned of a material adverse change in the condition (financial or otherwise), or business of the Company from the time of the initial request, then the Holders shall not be required to pay any of such expenses (and the Company shall pay such expenses) and the Holders shall retain their rights pursuant to Section 2.


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     10. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3 for each Holder, including without limitation all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders (selected by the Holders of a majority of the Registrable Securities being registered), but excluding underwriting discounts and commissions relating to Registrable Securities.

     11. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3 to include any Holder's securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (with the approval of Holders of a majority of the Registrable Securities), and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company; provided, however, that (i) no Holder participating in such underwriting shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and such Holder's intended method of distribution, and (ii) the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in any offering referred to in Section 3 exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities requested to be included therein then owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders).

     12. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

     (a) The Company will indemnify and hold harmless each Holder, its heirs, personal representatives and assigns, and each of such Holder's partners, members, stockholders, managers, agents, officers, directors, employees and affiliates, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation; and the Company will pay to each such indemnified party, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 12(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party.

     (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 12(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 12(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall the liability of any Holder under this Section 12(b) exceed the net proceeds from the offering received by such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 12 of written notice of the commencement of any action (including any governmental action) involving a claim referred to in Section 12(a) or 12(b) of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 12, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 12 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby; and such failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 12. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action suit or proceeding and such settlement, compromise or consent involves only the payment of money and such money is actually paid by the indemnifying party. Whether or not the defense of any claim or action is assumed by the indemnifying party, such indemnifying party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     (d) The obligations of the Company and Holders under this Section 12 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

     (e) Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

     (f) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other (taking into consideration, among other things, the fact that the provision of the registration rights and indemnification hereunder is a material inducement to the Investors to purchase Registrable Securities pursuant to the Purchase Agreement) or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other (taking into consideration, among other things, the fact that the provision of the registration rights and indemnification hereunder is a material inducement to the Investors to purchase Registrable Securities pursuant to the Purchase Agreement) but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary in this
Section 12, no Holder shall be required, pursuant to this Section 12, to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Shares of Common Stock in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

     13. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

     (b) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

     (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after the effective date of the first registration statement filed by the Company) and the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     14. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part by a Holder to one or more of its partners or affiliates or to one or more transferees or assignees of Registrable Securities acquired by the Holder, provided that such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on Holders under this Agreement to the same extent as if such transferee or assignee was a party hereto.

     15. Existing Registration Rights; Limitations on Subsequent Registration Rights. This agreement supersedes all prior agreements regarding registration rights and any of the parties hereto and all such prior agreements are deemed terminated hereby. Except as disclosed in Part 2.20 of Schedule 1 of the Purchase Agreement, the Company represents and warrants to the Holders that no other "registration rights" relating to securities of the Company exist on the date hereof. From and after the date of this Agreement, the Company shall not, without the prior written consent of each of the Investors who on the date such consent is sought continues to own at least 50% of the Priority Registrable Securities that such Investor owns on the date hereof, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under this Agreement, unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the Holders which is included therein or (b) to request a registration.

     16. "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of ninety (90) days following the effective date of a registration statement of the Company filed under the Securities Act in connection with an underwritten offering, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to donees or partners who agree to be similarly bound) any Shares of Common Stock or any securities of the Company convertible into Shares of Common Stock held by it except Shares of Common Stock included in such registration; provided, however, that:

          (a) such agreement shall be applicable only to a registration statement (i) requested pursuant to Section 2 hereof or (ii) initiated by the Company which covers Shares of Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

          (b) all officers, directors and employees of the Company and all other Persons with registration rights (whether or not pursuant to this Agreement) shall enter into similar agreements; and

          (c) there shall be excluded from the provisions of such agreement customary exceptions for transfers to affiliates.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     17. Amendment; Waiver. Any provision of this Agreement may be amended only with the written consent of the Company and each of the Investors and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party to be charged, provided that the Holders of 60% of the Registrable Securities then outstanding may act on behalf of all such Holders of Registrable Securities; provided, however, that no amendment or waiver shall affect the rights of an Investor under Section 2(c) without the consent of that Investor. Any amendment or waiver effected in accordance with this Section 17 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of all such securities, and the Company.

     18. Changes in Registrable Securities, Series A Stock or Warrants. If, and as often as, there are any changes in the Registrable Securities, Series A Stock or Warrants by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation.

     19. Entire Agreement. This Agreement (together with the Purchase Agreement) constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     20. Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and to be performed entirely within New York, whether or not all parties hereto are residents of New York.

     21. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns (as provided in Section 14), heirs, executors and administrators of the parties hereto.

     22. Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (i) on the date of delivery, if delivered personally or by telecopier, receipt confirmed,
(ii) on the second following business day, if delivered by a recognized overnight courier service, or (iii) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

     (i) If to the Company, to it at the following address:

              24/7 Media, Inc.
              1290 Avenue of the Americas
              New York, NY 10104
              Attn:  Chief Executive Officer

     (ii) If to any Investor, to it at the address set forth below its name on the signature page hereto.

     (iii) If to Prospect Street NYC Discovery Fund, L.P. or Prospect Street NYC Co-Investment Fund, L.P., copies to the following address:

              Morgan, Lewis & Bockius, LLP
              101 Park Avenue
              New York, NY  10178
              Attn:  Ira White

     23. Severability. Any invalidity, illegality or limitation on the enforceability of this Agreement or any part thereof, by any party, whether arising by reason of the law of the respective party's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other parties. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     24. Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     25. Delays or Omissions; Remedies Cumulative. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the parties, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

     26. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     28. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     29. Remedies. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages and costs (including reasonable attorneys' fees), will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     30. Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein, to any and all shares of the Company capital stock or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise, including shares issued by a parent corporation in connection with a triangular merger) which may be issued in respect of, in exchange for, or in substitution of, shares of Common Stock or Series A Stock or Warrants, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications and the like occurring after the date hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                  24/7 MEDIA, INC.

                    By: /s/ David J. Moore
                        --------------------------------------
                    David J. Moore
                    Chief Executive Officer

                  THE TRAVELERS INSURANCE COMPANY

                  By: /s/ John W. Petchler
                      ----------------------------------------
                  Name: John W. Petchler
                  Title: Senior Vice President

                  Prospect Street NYC Discovery Fund, L.P.

                  By:  Prospect Street Discovery Fund, Inc.
                  its General Partner

                  By: /s/ John Barry
                      ----------------------------------------
                  Name: John Barry

                  Prospect Street NYC Co-Investment Fund, L.P.

                  By: Prospect Street Co-Investment Fund, LLC,
                  its General Partner

                  By: /s/ John Barry
                      ----------------------------------------
                  Name: John Barry

                  Big Flower Digital Services, Inc.

                  By: /s/ Mark A. Angelson
                      ----------------------------------------
                  Name:   Mark A. Angelson
                  Title:  Executive Vice President

                      /s/ David Banks
                      ----------------------------------------
                  Name: David Banks

                  Trinity Ventures V, L.P.
                  A  California Limited Partnership

                  By: Trinity TVL Partners V, L.P.
                      A California Limited Partnership, its General Partner

                  By:  /s/ Noel Fenton
                      ----------------------------------------
                      A General Partner

                  Trinity V Side-By-Side Fund, L.P

                  By: Trinity TVL Partners V, L.P.
                      A California Limited Partership, its General Partner

                  By: /s/ Noel Fenton
                      ----------------------------------------
                      A General Partner

                  Zero Stage Capital V Limited Partnership

                  By: Zero Stage Capital Associates Limtied Partnership,
                      General Partner

                  By: /s/ Stanley Fung
                     -----------------------------------------
                     A General Partner

                 FRW Investments 1996
                 A California Partnership

                 By: /s/ Joel Keller
                    ------------------------------------------
                    A General Partner